UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): July 9, 2007

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 9, 2007, GulfMark Offshore, Inc. (the “Company”) filed an application to list its common stock, par value $0.01 per share (the “Common Stock”), on the New York Stock Exchange (“NYSE”) under the symbol “GLF”.  Subject to approval by the NYSE of the Company’s listing application, the Company intends to delist its Common Stock from the NASDAQ Stock Market.  The Company expects that its Common Stock will begin trading on the NYSE on July 20, 2007.

Item 7.01. Regulation FD Disclosure.

On July 9, 2007, the Company distributed a press release announcing the filing of the Company’s application to list its Common Sock on the NYSE.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this report.

Exhibit No.	Descriptions
99.1	Press Release of GulfMark Offshore, Inc. dated July 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFMARK OFFSHORE, INC.
By:	/s/ Edward A. Guthrie
Name:	Edward A. Guthrie
Title:	Executive Vice President - Finance

Date:  July 9, 2007